UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

PODCASTONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41795	35-2503373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 North Maple Drive, Suite 295

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 858-0888

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	PODC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 5.02 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Kit Gray

On June 27, 2025 and effective as of June 1, 2025 (the “Effective Date”), PodcastOne, Inc. (the “Company”) entered into a new employment agreement with Kit Gray, the Company’s current President (the “Gray Employment Agreement”). The term of the Gray Employment Agreement is for two years from the Effective Date (the “Term”) at an annual salary of $375,000. Mr. Gray is eligible to earn a discretionary annual performance bonus for each whole or partial fiscal year of his employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s executive officers. Mr. Gray’s “target” performance bonus shall be 100% of his average annualized base salary during the fiscal year for which the performance bonus is earned. Pursuant to the Gray Employment Agreement, Mr. Gray was granted: (i) 700,000 restricted stock units of the Company (the “Company RSUs”), and (ii) 150,000 restricted stock units of LiveOne, Inc. (“LiveOne”), the Company’s parent (the “LiveOne RSUs” and together with the Company RSUs, the “Gray RSUs”). The Company RSUs were granted pursuant to the Company’s 2022 Equity Incentive Plan (the “Company EIP”), and the LiveOne RSUs were granted pursuant to LiveOne’s 2016 Equity Incentive Plan, as amended (the “LiveOne EIP”). The Gray RSUs shall vest as follows: (i) 25% of the Gray RSUs shall vest on the six-month anniversary of the Effective Date (the “Initial Vesting Date”), and (ii) thereafter, 25% of the Gray RSUs shall vest on each subsequent six-month anniversary of the Initial Vesting Date (each a “Subsequent Vesting Date”), such that all of the Gray RSUs shall fully vest on the two year anniversary of the Effective Date, provided that the Company RSUs shall vest earlier than the foregoing applicable vesting dates as follows: (x) one-third of the Company RSUs shall vest if during the Term, the shares of the Company’s common stock have traded at a price of $3.50 per share or more for a period of at least 90 consecutive days, (y) one-third of the Company RSUs shall vest if during the Term, the shares of the Company’s common stock have traded at a price of $5.00 per share or more for a period of at least 90 consecutive days, and (z) one-third of the Company RSUs shall vest if during the Term, the shares of the Company’s common stock have traded at a price of ten $10.00 per share or more for a period of at least 90 consecutive days, subject to Mr. Gray being continuously employed by and being in good standing with the Company and the Gray Employment Agreement being in effect, in each case through each applicable vesting date (except as provided below). Each vested Company RSU shall be settled by delivery to Mr. Gray of one share of the Company’s common stock promptly following the applicable vesting date (except as provided below). Each vested LiveOne RSU shall be settled by delivery to Mr. Gray of one share of LiveOne’s common stock promptly following the applicable vesting date (except as provided below).

In the event a PC1 Change of Control (as defined in the Gray Employment Agreement), if Mr. Gray remains employed by the Company through the date of such PC1 Change of Control, 50% of Mr. Gray’s then unvested Company RSUs shall vest in full effective immediately prior to such event. In the event a LVO Change of Control (as defined in the Gray Employment Agreement), if Mr. Gray remains employed by the Company through the date of such LVO Change of Control, 50% of Mr. Gray’s then unvested LiveOne RSUs shall vest in full effective immediately prior to such event. The Gray RSUs grants will be evidenced by a standard form of the Company’s or LiveOne’s restricted stock units award agreement, as applicable.

If Mr. Gray’s employment is terminated by the Company without “Cause” or by Mr. Gray for “Good Reason” (each as defined in the Gray Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Gray certain accrued obligations and to continue to pay Mr. Gray his base salary for a period that is the lesser of (x) 6 months from the effective termination date and (y) the remaining period of the term of his Gray Employment Agreement, and (ii) accelerate the vesting of 100% of any unvested Gray RSUs and any other equity awards granted by the Company to Mr. Gray. The foregoing termination benefits are subject to Mr. Gray’s delivery to the Company of an executed release of claims against it and its affiliates and continued compliance with his confidentiality agreement with the Company.

The Gray Employment Agreement contains covenants for the benefit of the Company relating to non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

The foregoing description of the Gray Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

The shares of the Company’s common stock and LiveOne’s common stock underlying the Gray RSUs may be issued, if any, in a private placement transaction that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder, or pursuant to the Company’s or LiveOne’s Registration Statement on Form S-8, as applicable, if and when such is filed by the Company or LiveOne with the U.S. Securities and Exchange Commission (the “SEC”), as applicable.

Employment Agreement with Sue McNamara

On June 27, 2025 and effective as of the Effective Date, the Company entered into a new employment agreement with Sue McNamara, the Company’s current Chief Revenue Officer (the “McNamara Employment Agreement”). The term of the McNamara Employment Agreement is for two years from the Effective Date at an annual salary of $325,000. Ms. McNamara is eligible to earn a discretionary annual performance bonus for each whole or partial fiscal year of her employment period with the Company in accordance with the Company’s annual bonus plan applicable to the Company’s executive officers. Ms. McNamara’s “target” performance bonus shall be 100% of her average annualized base salary during the fiscal year for which the performance bonus is earned. Pursuant to the McNamara Employment Agreement, Ms. McNamara was granted 150,000 Company RSUs and 25,000 LiveOne RSUs (collectively, the “McNamara RSUs”). The Company RSUs were granted pursuant to the Company EIP, and the LiveOne RSUs were granted pursuant to the LiveOne EIP. The McNamara RSUs shall vest as follows: (i) 25% of the McNamara RSUs shall vest on the Initial Vesting Date, and (ii) thereafter, 25% of the McNamara RSUs shall vest on each Subsequent Vesting Date, such that all of the McNamara RSUs shall fully vest on the two-year anniversary of the Effective Date, subject to Ms. McNamara being continuously employed by and being in good standing with the Company and the McNamara Employment Agreement being in effect, in each case through each applicable vesting date (except as provided below). Each vested Company RSU shall be settled by delivery to Ms. McNamara of one share of the Company’s common stock promptly following the applicable vesting date (except as provided below). Each vested LiveOne RSU shall be settled by delivery to Ms. McNamara of one share of LiveOne’s common stock promptly following the applicable vesting date (except as provided below).

In the event a PC1 Change of Control (as defined in the McNamara Employment Agreement), if Ms. McNamara remains employed by the Company through the date of such PC1 Change of Control, 50% of Ms. McNamara’s then unvested Company RSUs shall vest in full effective immediately prior to such event. In the event a LVO Change of Control (as defined in the McNamara Employment Agreement), if Ms. McNamara remains employed by the Company through the date of such LVO Change of Control, 50% of Ms. McNamara’s then unvested LiveOne RSUs shall vest in full effective immediately prior to such event. The McNamara RSUs grants will be evidenced by a standard form of the Company’s or LiveOne’s restricted stock units award agreement, as applicable.

If Ms. McNamara’s employment is terminated by the Company without “Cause” or by Ms. McNamara for “Good Reason” (each as defined in the McNamara Employment Agreement, subject to the Company’s right to cure), she will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Ms. McNamara certain accrued obligations and to continue to pay Ms. McNamara her base salary for a period that is the lesser of (x) 6 months from the effective termination date and (y) the remaining period of the term of her McNamara Employment Agreement, and (ii) accelerate the vesting of 100% of any unvested McNamara RSUs and any other equity awards granted by the Company. The foregoing termination benefits are subject to Ms. McNamara’s delivery to the Company of an executed release of claims against it and continued compliance with her confidentiality agreement with the Company.

The McNamara Employment Agreement contains covenants for the benefit of the Company relating to non-interference with the Company’s business after termination of employment and protection of the Company’s confidential information, certain customary representations and warranties and standard Company indemnification obligations.

The foregoing descriptions of the McNamara Employment Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreement, which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

The shares of the Company’s common stock and LiveOne’s common stock underlying the McNamara RSUs may be issued, if any, in a private placement transaction that will rely upon an exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, or pursuant to the Company’s or LiveOne’s Registration Statement on Form S-8, as applicable, if and when such is filed by the Company or LiveOne with the SEC, as applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1†*	Employment Agreement, dated June 27, 2025, between the Company and Kit Gray.
10.2†*	Employment Agreement, dated June 27, 2025, between the Company and Sue McNamara.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Indicates a management contract or compensatory plan.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PODCASTONE, INC.

Dated: July 2, 2025	By:	/s/ Ryan Carhart
	Name:	Ryan Carhart
	Title:	Chief Financial Officer

4